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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2000



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                             PROCOM TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


           California                     0-21053                 33-0268063
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

          1821 East Dyer Road, Santa Ana CA                   92705
      (Address of principal executive offices)             (Zip Code)


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       Registrant's telephone number, including area code: (949) 794-4257


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

Issuance of 6% Convertible Debentures Due October 31, 2003.

         On October 31, 2000, Procom Technology, Inc. (the "Registrant") sold $15,000,000 aggregate principal amount of convertible debentures due October 30, 2003 (the "Debentures") to an institutional investor (the "Purchaser"). The Debentures bear interest at the per annum rate of 6%, which is payable quarterly, and at the election of the Registrant, is payable in cash or in shares of the Registrant's Common Stock, $.01 par value (the "Common Stock"). The proceeds of sale of the Debentures will be used for working capital purposes and to reduce the Registrant's outstanding senior indebtedness.

         The Debentures are convertible from and after issuance into shares of Common Stock initially at a price of $22.79 per share (the "Conversion Price"). The number of shares issuable upon conversion and the Conversion Price are subject to adjustment as a result of, among other things, stock dividends, distributions, subdivisions, combinations or reclassifications of the Common Stock, the issuance of certain rights, options (excepting grants of options to officers and employees of the Registrant), warrants or other Common Stock equivalents and certain business combinations involving the Registrant. The Registrant may require conversion of all or a portion of the then outstanding principal amount of the Debentures if, among other things, the market price of the Common Stock exceeds 135% of the then applicable Conversion Price for 20 trading days in a period of 30 consecutive trading days at any time after the date on which the Registration Statement (as hereinafter defined) is declared effective by the Securities and Exchange Commission (the "Commission"). Conversion of the Debentures is subject to certain restrictions based on the percentage of the aggregate number of shares of Common Stock the holders of the Debentures would beneficially own as a result of such conversion. The Registrant has a right to repurchase, at any time, but with 20 trading days notice, the principal amount of any outstanding Debentures, by paying in cash one hundred and ten percent (110%) of the amount outstanding, plus any then accrued but unpaid interest owed through the date of repurchase. The Company's senior secured lender, CIT/Business Credit, Inc. consented to the transaction, and the holders of the Debentures executed an agreement subordinating various of their rights to CIT. The Registrant may not repay amounts under the Debentures without the consent of CIT.

         The holders of the Debentures also have a "Put Right" to require the Registrant to prepay all or a portion of an increasing percentage of the then outstanding principal amount of and interest on the Debentures on each of the 6-month, 12 month, 18 month, 24 month and 30 month anniversary following the date of issuance of the Debentures (each such date, a "Put Date"). At the six month anniversary, the Investor may exercise its put right as to one-third of the principal amount of the Debentures, at the twelve Month anniversary, the Investor may put two-thirds of the principal amount of the Debentures, while at the 18, 24 and 30 Month anniversary, the Investor may put 100% of the Debentures. Not later than the 3rd trading day following a Put Date (a "Put Payment Date"), the Registrant is obligated to pay the holders exercising their Put Right an amount of cash equal to the principal amount of the Debentures to be prepaid, plus all accrued and unpaid interest thereon (the "Put Price"), and upon receipt thereof the Holder will deliver the original Debenture to the Company, unless the Holder is awaiting receipt of a New Debenture from the Company pursuant to another provision thereof.


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No later than 20 trading days prior to the applicable Put Date, the Registrant may deliver a written notice (the "Registrant Notice") to the holders of the Debentures indicating its intention not to pay in excess of a maximum dollar amount in cash as part of any subsequent Put Price (the "Maximum Cash Amount"), in which case the Registrant is required, if the holders choose to exercise their put right, to (i) pay to the holders exercising their Put Right the Maximum Cash Amount and (ii) deliver to the holders exercising their Put Right no later than the third trading day following the applicable Put Date a number of shares of Common Stock equal to the quotient obtained by dividing (A) the difference between the Put Price and the Maximum Cash Amount by (B) the average of ninety percent (90%) of the closing prices for the shares of Common Stock for the five trading days preceding the Put Date. If the Registrant does not timely deliver a Registrant Notice, it must pay the entire Put Price in cash. The Registrant may, under the terms of the agreement with CIT and subject to having cash available to do so, satisfy payments required under the Debentures in cash so long as the Registrant has at least $ 1.5 million in excess availability under the working capital formulas contained in the CIT loan agreement.

         The Debentures provide for various events of default that would entitle their holders to require the Company to repurchase no later than the third trading day following the notice of a default event, the full principal amount of the Debentures together with interest and other amounts owing in respect thereof at a premium. Such events of default include (a) the occurrence of an Event of Default as it is defined under the Registrant's Loan Agreement's with CIT; (b) the Registrant's failure to pay the principal amount of, or liquidated damages in respect of, the Debentures as when such payments become due, or accrued interest on the Debentures as when the same becomes due and payable; (c) the Registrant's failure to make any payment with respect to any indebtedness greater than $1,000,000 to a third party if such default results in acceleration payments; (d) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of more than 40% of the voting rights or equity interests in the Company (excluding from such calculation any Purchasers or their Affiliates);
(e) a replacement of more than one-half of the members of the Company's board of directors with certain limitations; (f) a merger or consolidation of the Company or any Subsidiary or a sale of more than 50% of the assets of the Company unless voting power resides in the original securities holders; (g) an agreement executed by the Company that effectuates a Change of Control; the occurrence of a Bankruptcy Event; (h) consummation with respect to the Company of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act; (i) for any period of three consecutive Trading Days, the Common Stock fails to be listed or quoted for trading or is suspended from trading on an Eligible Market or there is no closing bid price on an Eligible Market; (j) a holder of Registrable Securities (as defined in the Registration Rights Agreement) is not permitted to sell Registrable Securities under the Underlying Shares Registration Statement for any reason for five or more Trading Days (whether or not consecutive); (k) the Underlying Shares Registration Statement is not declared effective by the Commission by the 30th day following the Required Effectiveness Date; (l) the Company fails for any reason to deliver certificates to a Purchaser within five Trading Days after delivery of such certificates is required pursuant to any Transaction Document; (m) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise or conversion of outstanding Securities; (n) the exercise or conversion rights of the Purchasers pursuant to the Transaction Documents are suspended for any reason other than as provided in Section 4.5(g) of the Purchase Agreement (but only so long as the


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Company is complying with Section 4.5(g) of the Purchase Agreement) or Section
14 hereof; (o) an Event (as defined in the Registration Rights Agreement) occurs and remains uncured for 60 days; or (p) the Company defaults in the timely performance of any obligation under the Transaction Documents and such default continues uncured for a period of 20 days after the date on which notice of such default is first given to the Company by a Purchaser.

         The Registrant agreed with the Purchaser that for a period of 90 days after the issuance of the Debentures, it would not obtain additional equity or equity equivalent financing (including the issuance of any debt convertible into or exchangeable for Common Stock). The Registrant also agreed with the Purchaser that for a period of 180 trading days after the issuance of the Debentures, it would not, without the prior consent of the Purchaser, obtain additional equity or equity equivalent financing (including the issuance of any debt convertible into or exchangeable for Common Stock) unless the Registrant offered the Purchaser the opportunity to provide such financing upon the terms and conditions proposed. Such agreements are not applicable to (i) the granting of options to employees, officers and directors of the Company or bona fide consultants for services rendered other than in connection with financing activities pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options; (ii) issuance of Common Stock or securities convertible into Common Stock in a Strategic Transaction; (iii) the issuance of up to an aggregate 100,000 shares of Common Stock after the date hereof (appropriately adjusted for stock splits, reverse stock splits and similar transactions); or (iv) subject to various restrictions, issuances of Common Stock in the event of a public offering of the Registrant's Common Stock which exceeds $20 million in gross proceeds to the Registrant.

         In connection with the financing, the Registrant issued to the Purchaser five-year warrants (the "Warrants") to purchase up to 32,916 shares of Common Stock at an exercise price equal to $ 32.55 per share. This exercise price can be adjusted from time to time as provided for by the Warrant. The number of shares of Common Stock issuable upon exercise of the Warrants and the exercise price of the Warrants are subject to antidilutive adjustments similar to those contained in the Debentures.

         The Registrant agreed with the Purchaser to prepare and file with the Commission a registration statement relating to the resale of the shares of Common Stock issuable upon (i) repurchase or conversion of the Debentures, (ii) payment of the accrued interest on the Debentures, and (iii) exercise of the Warrants (collectively the "Transaction"). The Registrant will file an initial registration statement. If, on any date, the number of shares of Common Stock previously registered under all existing registration statements is less than 125% of the maximum number of shares issued pursuant to the Transaction, the Registrant will file an additional registration statement covering an additional number of shares of common stock. The initial registration statement is to be filed with the Commission no later than December 15, 2000, and any additional registration statements will be filed the 30th day following the date on which the Company first knows that it is required.

         There are risks associated with this transaction. The Debentures and Warrants, based on the initial conversion and exercise price which are, as described above, subject to adjustment, are convertible and exercisable for an aggregate of 691,099 shares of Common Stock (5.94% of out outstanding Common Stock as of October 30, 2000) and such issuance would

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 dilute the interests of other holders of our Common Stock. To the extent the
Debentures are converted into shares of Common Stock rather than paid in cash, a significant number of shares of Common Stock may be sold into the market, which could decrease the price of our Common Stock. As described above, the holder of the Debenture has a Put Right. In the event that the Company exercises its right, as described above, to satisfy the Debentures with shares of Common Stock upon exercise of the Put Right, the number of shares of Common Stock issued by the Company could be significantly greater than the number of shares issuable based on the initial conversion price.

         In accordance with NASD Rule 4460, which generally requires stockholder approval of any transaction that would result in the issuance of securities representing 20% or more of an issuer's outstanding listed securities, upon conversion or the payment of interest on debentures we are not obligated to issue more than 2,322,150 shares, or 19.99% of our outstanding shares of Common Stock on October 30, 2000, the day prior to the date of issuance of the Debentures. The terms of the Debentures purchase agreement also provide that the Debenture holder wishing to convert has the option of requiring us either to seek shareholder approval within 75 days of the request or to pay the converting holder the monetary value of the Debentures, which cannot be converted. If we have not obtained the requisite stockholder approval, we will be required to redeem all or a portion of the Debentures if requested by the holders of the Debentures. If we fail to redeem any Debentures as requested, we shall be required to pay the Debenture holders liquidated damages.

II.  Subordination Agreement

         On October 31, 2000, the Registrant, CIT and the holders of the Debentures executed a Subordination Agreement, which clarifies the rights of the parties under the CIT Loan Agreement and the Debentures. Under the CIT Loan Agreement dated October 10, 2000, CIT agreed to provide the Registrant with a $
4.0 million loan secured by the Company's real estate, a $1.0 million "bridge" loan secured by the Company's real estate, and a $ 5.0 million revolving line of credit secured primarily by the Company's accounts receivable, inventory and other tangible and intangible assets. The Company has applied $1.0 million of the net proceeds received from the sale of the Debentures toward amounts outstanding under the CIT Loan.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                           The following exhibits are filed as a part of this
                  report:

Exhibit No.       Description
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    4.1           Form of Convertible Debenture dated October 31, 2000.

    4.2           Form of Common Stock Purchase Warrant dated October 31, 2000.

    4.3 Securities Purchase Agreement dated October 31, 2000 by and between the Registrant and Montrose Investments Ltd.,

    4.4 Registration Rights Agreement dated October 31, 2000 by and between the Registrant and Montrose Investments Ltd.


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    4.5           Credit Agreement dated October 10, 2000 by and between the
                  Registrant and CIT Group/Business Credit, Inc.

    4.6 Subordination Agreement dated October 31, 2000 by and between the Registrant, Montrose Investments Ltd and CIT Group/Business Credit, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PROCOM TECHNOLOGY, INC.



                                         By: /s/ ALEX AYDIN
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                                             Alex Aydin
                                             Executive Vice President and Chief
                                             Financial Officer

Date: November 2, 2000

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                                INDEX OF EXHIBITS


Exhibit No.       Description
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    4.1           Form of Convertible Debenture dated October 31, 2000.

    4.2           Form of Common Stock Purchase Warrant dated October 31, 2000.

    4.3 Securities Purchase Agreement dated October 31, 2000 by and between the Registrant and Montrose Investments Ltd.,

    4.4 Registration Rights Agreement dated October 31, 2000 by and between the Registrant and Montrose Investments Ltd.

    4.5 Credit Agreement dated October 10, 2000 by and between the Registrant and CIT Group/Business Credit, Inc.

    4.6 Subordination Agreement dated October 31, 2000 by and between the Registrant, Montrose Investments Ltd and CIT Group/Business Credit, Inc.